UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 29, 2004

MUTUALFIRST FINANCIAL, INC. (Exact name of registrant as specified in its chapter)

Maryland (State or other jurisdiction of incorporation	000-27905 (Commission File Number)	35-2085640 (IRS Employer Identification No.)
110 E. Charles Street, Muncie, Indiana (Address of principal executive offices)	47305-2419 (Zip Code)

Registrant's telephone number, including area code (765) 747-2800

Not Applicable (Former name or former address, if changed since last report)

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Item 9.  Regulation FD Disclosure

          "Forward Looking Statements: This presentation contains various forward-looking statements which are based on assumptions and describe our future plans and strategies and our expectations. These forward-looking statements are generally identified by words such as "believe," "expect," "intend," "anticipate," "estimate," "project," or similar words. Our ability to predict results or the actual effect of future plans or strategies is uncertain. Factors which could cause actual results to differ materially from those estimated include, but are not limited to, changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality and composition of our loan and investment portfolios, demand for our loan products, deposit flows, our operating expenses, competition, demand for financial services in our market areas and accounting principles and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and you should not rely too much on these statements.

          Set forth below are presentation materials.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MUTUALFIRST FINANCIAL, INC.

Date: July 29, 2004	By: /s/ David W. Heeter David W. Heeter President and Chief Executive Officer

end

MutualFirst Financial Inc.

Symbol: MFSF

July 29, 2004

MutualFirst
Financial Inc.

Presented by:

David W. Heeter,
President & CEO

Timothy J. McArdle,
SVP/CFO/Treasurer

Forward-Looking Statements

This presentation contains various forward-looking statements which are based on assumptions and describe our future plans and strategies and our expectations. These forward-looking statements are generally identified by words such as "believe," "expect," "intend," "anticipate," "estimate," "project," or similar words. Our ability to predict results or the actual effect of future plans or strategies is uncertain. Factors which could cause actual results to differ materially from those estimated include, but are not limited to, changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality and composition of our loan and investment portfolios, demand for our loan products, deposit flows, our operating expenses, competition, demand for financial services in our market areas and accounting principles and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and you should not rely too much on these statements.

MutualFirst
Financial Inc.

Who We Are

Mutual Federal Savings Bank – headquartered in …

Muncie, Indiana

- **$809 Million Assets**
  - **18 full-service Indiana locations**
  - **Delaware, Randolph, Kosciusko and Grant Counties**


Kosciusko County
Warsaw
North Webster
Grant County
Marion
Gas City
Delaware County
Muncie
Yorktown
Albany
Randolph County
Winchester

MutualFirst
Financial Inc.

Change in Operations

- Converted to stock December 30, 1999

1889	1966	1984	1999	2004
Mutual Home & Savings Association	Mutual Home Federal Savings & Loan Association	Mutual Federal Savings Bank	*Mutual*First Financial	Community Bank

Change in Leadership

- November 1, 2003



David W. Heeter –

6th CEO in 115 years

MutualFirst
Financial Inc.

Change in Leadership

- November 1, 2003



Patrick C. Botts –

President, Chief Operating Officer of Mutual Federal Savings Bank

EVP of MutualFirst Financial

Where We're Going

Traditional Thrift Institution
1984

Community Bank
2004

Full-service Commercial Community Bank
... Near Future

MutualFirst Financial Inc.

Timothy J. McArdle,
SVP/CFO/Treasurer

MutualFirst
Financial Inc.

Balance Sheet

MutualFirst
Financial Inc.

Total Assets



Dollars in thousands
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$770,370
$769,328
$775,798
$823,791
$818,408
2000
2001
2002
2003
6/30/2004

MutualFirst
Financial Inc.

Loans Receivable

Dollars in thousands


2000
$89,359
14%
$156,938
24%
$401,176
62%
2004
$115,357
16%
$193,483
27%
$397,866
57%
Commercial
Consumer
Mortgage

MutualFirst Financial Inc.

Total Deposits

Dollars in thousands



2000
$345,641
67%
$169,069
33%
2004
$339,276
59%
$231,358
41%
Core Deposits & Public Funds
Retail Certificates of Deposit

MutualFirst Financial Inc.

Total Borrowings



Dollars in thousands
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$113,994
$110,743
$118,286
$137,102
$145,282
2000
2001
2002
2003
6/30/2004

MutualFirst Financial Inc.

Total Stockholders' Equity


Dollars in thousands
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$129,941
$109,744
$96,717
$97,520
$92,231
2000
2001
2002
2003
6/30/2004

Income Statement

MutualFirst
Financial Inc.

Net Income


Dollars in thousands
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$6,235
$8,080
$8,480
$8,061
$8,027
2000
2001
2002
2003
2004
*Estimated

MutualFirst Financial Inc.

Net Interest Income



Dollars in thousands
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$19,535
$25,858
$27,320
$27,343
$27,864
2000
2001
2002
2003
2004
*Estimated

MutualFirst
Financial Inc.

Total Non-Interest Income



Dollars in thousands
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$3,472
$4,798
$5,947
$5,975
$6,550
2000
2001
2002
2003
2004*
*Estimated

MutualFirst
Financial Inc.

Total Non-Interest Expense


Dollars in thousands
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$13,125
$19,520
$19,700
$20,466
$21,520
2000
2001
2002
2003
2004*
*Estimated

MutualFirst
Financial Inc.

Diluted Earnings per Share


$1.70
$1.60
$1.50
$1.40
$1.30
$1.20
$1.10
$1.00
$1.12
$1.16
$1.51
$1.59
$1.65
2000
2001
2002
2003
2004*
*Estimated

MutualFirst
Financial Inc.

Asset Quality

MutualFirst
Financial Inc.

Non-performing Loans to Total Loans



1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.53%
1.03%
0.79%
0.46%
0.55%
2000
2001
2002
2003
6/30/2004

MutualFirst
Financial Inc.

Allowance for Loan Losses to Loans Receivable


1.05%
1.00%
0.95%
0.90%
0.85%
0.80%
0.75%
1.01%
0.85%
0.97%
0.95%
1.00%
2000
2001
2002
2003
6/30/2004

MutualFirst
Financial Inc.

Financial Ratios

MutualFirst Financial Inc.

Equity to Total Assets



20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
16.87%
14.26%
12.47%
11.84%
11.27%
2000
2001
2002
2003
6/30/2004

MutualFirst Financial Inc.

Return on Average Equity



9.00%
8.00%
7.00%
6.00%
5.00%
6.15%
6.80%
8.36%
8.43%
8.58%
2000
2001
2002
2003
2004*
*Estimated

MutualFirst Financial Inc.

Net Interest Margin



3.90%
3.80%
3.70%
3.60%
3.50%
3.40%
3.30%
3.20%
3.71%
3.67%
3.84%
3.73%
3.72%
2000
2001
2002
2003
2004*
*Estimated

MutualFirst Financial Inc.

Efficiency Ratio


69.00%
56.00%
43.00%
30.00%
56.69%
61.08%
59.21%
61.43%
62.53%
2000
2001
2002
2003
2004*
*Estimated

MutualFirst Financial Inc.

Tangible Book Value per Share



$19.00
$18.50
$18.00
$17.50
$17.00
$16.50
$16.00
$15.50
$15.00
$15.36
$16.24
$17.34
$18.25
$18.45
2000
2001
2002
2003
6/30/2004

MutualFirst Financial Inc.

MutualFirst Financial, Inc. Stock Price


$27.00
$25.00
$23.00
$21.00
$19.00
$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
$14.75
$15.10
$19.86
$25.11
$21.63
2000
2001
2002
2003
6/30/2004

MutualFirst
Financial Inc.

Two Largest Markets

Delaware County:

- 21 percent market share for all FDIC insured deposits
- Ball State University
- Cardinal Health Systems
- Muncie – named one of the top five up-and-coming cities by Money Magazine*



Shamrock
Matthews
Converse
Wheeling
Eaton
Stockport
Granville
Albany
Gaston
Shideler
Anthony
Royerton
Bethel
Desoto
Ball State University
DELAWARE
Reed
Muncie
Selma
Parker City
Cammack
Smithfield
Yorktown
Ivy Tech
Medford
Daleville
Progress
New Burlington
Cowan
Mt. Pleasant
Oakville
Cross Roads
Luray
Middletown

Cities with less than 250,000 people - June 2004

Two Largest Markets

Kosciusko County:

- Diversified, high-tech manufacturing center
- Outstanding recreation community
- Increased market share 41 percent over the last 5 years
- Significant part of our business strategy


KOSCIUSKO
Warsaw
Winona Lake

Strategy

- Vision – ***We will be the premier community bank, relationship driven by providing valued financial services and trusted advice.***
- Values [The 4 C's]
  - Character
  - Compassion
  - Class
  - Competitive

MutualFirst
Financial Inc.

Strategic Growth

- Aggressively market our brand, and products and services
- External growth opportunities
  - Acquisitions
  - De novo branch expansion

MutualFirst
Financial Inc.

Relationship-driven Culture

- Profitable execution
- Measured performance
- Peer group standards
- Attract and retain profitable customer relationships

MutualFirst
Financial Inc.

Outstanding Value

- Consistent earnings
- Solid growth in book value
- Measured progress
- Accountable team

PLAN ◆ MEASURE ◆ EXECUTE

MutualFirst
Financial Inc.

David W. Heeter,
President & CEO
110 East Charles St.
Muncie, IN 47305
(765) 747-2880
dheeter@mfsbank.com

Timothy J. McArdle,
SVP, CFO, Treasurer
110 East Charles St.
Muncie, IN 47305
(765) 747-2818
tmcardle@mfsbank.com